In the HIGH COURT OF JUSTICE
CHANCERY DIVISION, PATENTS COURT
ROYAL COURTS OF JUSTICE

Claim form

	for court use only
Claim No.	HC12D03895
Issue date	5 October 2012

Claimant
Vringo Infrastructure, Inc. (a company incorporated under the laws of the state of Delaware) of 780 Third Avenue, 15th floor, New York, NY 10017, USA

SEAL

05 OCT 2012

Defendant

ZTE (UK) Limited of 5th Floor, Profile West, 950 Great West Road, Brentford, Middlesex, TW8 9ES

Brief details of claim:

1. The claim is an action for infringement of the Claimant's European patents (UK) Nos 1 212 919, 1 166 589 and 1 808 029 (together, the "**Patents**"). 2. The Claimant claims:

(1) A Declaration that the Patents and each of them have been infringed by the Defendant;

(2) An injunction to restrain the Defendant (whether acting by its directors, officers, servants or agents, or any of them of otherwise howsoever) from infringing the Patents;

(3) An Order that the Defendant take all steps as are in its power to retrieve from the channels of distribution all products the sale, disposal or possession of which was carried out in infringement of the Patents or any of them;

(4) An order for delivery up or, at the Claimant's option, destruction upon oath of all products, articles and other materials in the possession, power, custody or control of the Defendant the keeping of which would infringe the Patents or any of them;

(5) An inquiry as to damages in respect of the Defendant's acts of infringement of each of the Patents or, at the Claimant's option, an account of profits derived by the Defendant;

(6) An order that the Defendant pay to the Claimant all sums found due upon making of such inquiry and/or taking of account together with interest thereon pursuant to s. 35A of the Senior Courts Act 1981 and/or the inherent jurisdiction of the Court at such rate as the Court thinks fit;

(7) An Order that the substance of the Judgment of this Honourable Court be advertised and publicised at the expense of the Defendant;

(8) Further or other relief;

(9) Costs.

Value
Unspecified.
The Claim needs to be in a specialist High Court list, namely the Patents Court List, because the claim is brought under the Patents Act 1977 (pursuant to CPR Part 63.5 and CPR PD 63 PARA 3)

Defendant's name and address
ZTE (UK) Limited
5th Floor, Profile West,
950 Great West Road,
Brentford,
Middlesex, TW8 9ES
(Company Registered Address)

	£
Amount claimed	Unspecified
Court fee	2135
Solicitor's costs	Unspecified
Total amount	Unspecified

The court office at

is open between 10 am and 4 pm Monday to Friday. When corresponding with the court, please address forms or letters to the Court Manager and quote the claim number.

Claim No.	HC

Does, or will, your claim include any issues under the Human Rights Act 1998? [ ] Yes [√] No

Particulars of Claim (attached)

Statement of Truth

*(~~I believe~~)(The Claimant believes) that the facts stated in these particulars of claim are true.

* I am duly authorised by the claimant to sign this statement

Full name Ari Pekka Laakkonen

Name of claimant's solicitor's firm Powell Gilbert LLP

Signed ______ position or office held PARTNER

*(~~Claimant~~)(~~Litigation friend~~)(Claimant's solicitor) (if signing on behalf of firm or company)

delete as appropriate

Powell Gilbert LLP
85 Fleet Street
London
EC4Y 1AE

Tel : +44 (0) 20 3040 8000
Fax. +44 (0) 20 3040 8001
Ref: VRI1.3/APL

Claimant's or claimant's solicitor's address to which documents or payments should be sent if different from overleaf including (if appropriate) details of DX, fax or e-mail.

Claim No. HC12

IN THE HIGH COURT OF JUSTICE

CHANCERY DIVISION

PATENTS COURT

B E T W E E N:

Vringo Infrastructure, Inc.

(a company incorporated under the laws of the state of Delaware)

Claimant

- and -

ZTE (UK) Limited

Defendant

PARTICULARS OF CLAIM

---

1. The Claimant is a company incorporated under the laws of the state of Delaware and is the proprietor of the following (collectively referred to as the "**Patents**"):

   (i) European Patent (UK) 1 212 919 (the "**'919 Patent**")

   (ii) European Patent (UK) 1 166 589 (the "**'589 Patent**")

   (iii) European Patent (UK) 1 808 029 (the "**'029 Patent**")

2. The Claimant became the proprietor of the Patents by reason of an assignment effective before the date of issue of these proceedings. The said assignment also conferred on the Claimant, inter alia, the right to sue for and recover damages for acts of past infringement of each of the Patents.

3. On 28 September 2012, the Claimant applied to the Patent Office to register the assignment to it of the Patents. As far as the Claimant is aware, the Register of Patents has yet to be updated to record the change in proprietorship of the Patents.

4. The Patents are each in force.

5. The Defendant is a private limited company incorporated under the laws of England and Wales, with registered number 04269408. The Defendant is a subsidiary of ZTE Corporation, a company incorporated under the laws of People's Republic of China with its principal place of business at ZTE Plaza, Keji Road South, Hi-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong 518057, PRC.

6. The Defendant is involved in the importation, supply and distribution of cellular telecommunications network equipment, including infrastructure and handsets. The Defendant imports and supplies cellular telecommunications network equipment manufactured by its parent, ZTE Corporation. The cellular telecommunications network equipment imported and distributed by the Defendant includes mobile telephone devices and cellular telecommunication systems and related infrastructure. "Mobile telephone devices" includes mobile telephone handsets as well as dongles for mobile internet access.

7. Prior to the issue of the Claim Form herein and after the date of publication of the applications for the Patents, the Defendant has done (and threatened to do) the acts set out more fully in the Particulars of Infringement served herewith. Such acts were at all material times without the consent of the Claimant or its predecessor in title. In the circumstances, the Defendant has infringed each of the Patents and has threatened to continue to infringe to do the same.

8. By reason of the Defendant's acts and intended acts, the Claimant has suffered loss and damage.

9. The Claimant is not aware of all of the Defendant's acts of infringement but will seek relief at the trial of this action in respect of all such acts.

10. Unless restrained by this Honourable Court, the Defendant will continue to perform the acts complained of, whereby the Claimant will suffer further loss and damage.

11. In the premises, the Claimant is entitled to and claims interest pursuant to section 35A of the Senior Courts Act 1981 and/or under the inherent jurisdiction of the Court at such rate and for such period as the Court thinks fit.

AND THE CLAIMANT CLAIMS:

(1) A Declaration that European Patents (UK) Nos. 1 212 919, 1 166 589 and 1 808 029 and each of them have been infringed by the Defendant.

(2) An injunction to restrain the Defendant (whether acting by its directors, officers, servants or agents, or any of them or otherwise howsoever) from infringing the Patents.

(3) An Order that the Defendant takes all steps as are in its power to retrieve from the channels of distribution all products the sale, disposal or possession of which was carried out in infringement of the Patents or any of them.

(4) An order for delivery up or, at the Claimant's option, destruction upon oath of all products, articles and other materials in the possession, power, custody or control of the Defendant, the keeping of which would infringe the Patents or any of them.

(5) An inquiry as to damages in respect of the Defendant's acts of infringement of the Patents or, at the Claimant's option, an account of profits derived by the Defendant.

(6) An order that the Defendant do pay to the Claimant all sums found due upon the making of such inquiry and/or taking of account together with interest thereon pursuant to section 35A of the Senior Courts Act 1981 and / or the Court's equitable jurisdiction for such period and at such rate as the Court thinks fit.

(7) An Order that the substance of the Judgment of this Honourable Court be advertised and publicised at the expense of the Defendant.

(8) Further or other relief.

(9) Costs.

THOMAS HINCHLIFFE
POWELL GILBERT LLP

STATEMENT OF TRUTH

The Claimant believes that the facts stated in these Particulars of Claim are true.
I am authorised by the Claimant to sign this Statement.

Signed ....

Full Name Ari Laakkonen

Position **PARTNER, POWELL GILBERT LLP**

Claimant's solicitor

Served this day of October 2012 by Powell Gilbert LLP of 85 Fleet Street, London, EC4Y 1AE, Solicitors for the Claimant.
Ref: VRI1.3/APL

Claim No. HC 12

IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION
PATENTS COURT

BETWEEN:

Vringo Infrastructure, Inc.

Claimant

-and-

ZTE (UK) Limited

Defendant

PARTICULARS OF CLAIM

Powell Gilbert LLP
85 Fleet Street
London
EC4Y 1AE

Tel. 020 3040 8000
Fax. 020 3040 8001
DX: 358 London/Chancery Lane
Ref: VRI1.3/APL

Solicitors for the Claimant

Claim No. HC12

IN THE HIGH COURT OF JUSTICE

CHANCERY DIVISION

PATENTS COURT

B E T W E E N:

Vringo Infrastructure, Inc.

(a company incorporated under the laws of the state of Delaware)

Claimant

- and -

ZTE (UK) Limited

Defendant

PARTICULARS OF INFRINGEMENT

1. The following are the Particulars of Infringement of European Patents (UK) Nos. 1 212 919, 1 166 589 and 1 808 029, referred to in the Particulars of Claim served herewith.

2. The Defendant imports, offers to supply and supplies cellular telecommunications network equipment including mobile telephone devices (which expression includes telephone handsets and dongles for mobile internet access) and related infrastructure, each of which are said to be compliant with certain telecommunications standards issued by standards bodies such as the European Telecommunications Standards Institute ("**ETSI**"). The cellular telecommunications network equipment imported and supplied by the Defendant is manufactured by its parent, ZTE Corporation.

European Patent (UK) 1 212 919

3. Prior to the issue of these proceedings, and subsequent to the date of the publication of European Patent (UK) 1 212 919 ("'**919 Patent**"), the

Defendant has infringed and threatened to infringe the '919 Patent, by doing and/or threatening to do the following acts in the United Kingdom whilst the '919 Patent is in force without the consent of the Claimant (or its predecessor in title[1]), that is to say:

a. disposing of; offering to dispose of; using; importing; and/or keeping in the United Kingdom (whether for disposal or otherwise): (i) a communication system as claimed in at least claim 17 of the of the '919 Patent and/or (ii) a network element as claimed in at least claims 23 and/or 27 of the '919 Patent.

b. further or alternatively, offering for use in the United Kingdom a method in a communication system for relocating a protocol termination point as claimed in at least claim 1 of the '919 Patent when it knew, or when it was obvious to a reasonable person in the circumstances, that the use of that process without the consent of the Claimant would be an infringement of the '919 Patent.

c. further or alternatively, supplying and/or offering to supply in the United Kingdom a person other than a licensee or other person entitled to work the invention with means relating to an essential element of the invention of at least claims 1, 17, 23 and 27 of the '919 Patent, for putting the invention into effect in the United Kingdom when it knew, or when it was obvious to a reasonable person in the circumstances, that those means were suitable for putting, and were intended to put, the invention into effect in the United Kingdom.

4. In particular, the Claimant complains of doing the aforesaid acts by the Defendant (and/or its threat to do the said acts) in relation to ZTE GSM Base Station Controllers and UMTS Radio Network Controllers and associated infrastructure equipment which are said to support and operate in accordance with relevant GSM/UMTS standards. Without prejudice to the generality of the foregoing, and without prejudice to the fact that the Claimant's complaint extends to all ZTE GSM Base Station Controllers and UMTS Radio Network Controllers and associated infrastructure equipment that operate in accordance with said standard(s), the Claimant complains of the offering to dispose or supply via the Defendant's website www.zteuk.co.uk and the subsequent

[1] Hereafter in this Particulars of Infringement, references to acts being carried out without the consent of the Claimant include such acts being carried out without the consent of the Claimant's predecessor in title.

disposal and/or supply) of

a. ZTE GSM Base Station Controllers and UMTS Radio Network Controllers[2] and

b. ZTE Uni-RAN Multi-mode Base Station Controller [3]

5. The Claimant infers that prior to carrying out the above acts in relation to its base station controllers and radio network controllers together with associated infrastructure equipment (the "**Controllers**"), the Defendant imported the same into the United Kingdom, kept and used them or is threatening and intending to do the same.

6. The Defendant's Controllers complained of are capable of performing the method of at least claim 1 of the '919 Patent. Accordingly, by offering to dispose of and offering to supply the said Controllers, the Defendant is offering for use the process of at least claim 1 in the United Kingdom. Further, at all material times, the Defendant knew that the use of its Controllers without the consent of the Claimant would be an infringement of the '919 Patent. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

PARTICULARS OF KNOWLEDGE

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the following facts and matters:

(a) The Defendant, as a company involved in the importation and marketing of telecommunications network equipment (and as part of a group involved in the manufacture of such equipment), would have been aware (or ought to have been aware) how the telecommunications network equipment sold by it worked.

(b) Further, the telecommunications network equipment field is one in which it is well known that a large number of patents exists and those companies such as the Defendant and the other companies in its group ought to, and do, as a matter of good business practice, monitor

[2] http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/products/wireless/gsm_umts/201010/t20101029_193957.html
[3] http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/solutions/wireless/gsm_umts/201103/t20110314_224013.html

and consult the register of granted patents and published patent applications and in doing so would have identified the '919 Patent as being relevant to their telecommunications network equipment.

(c) In any event, upon service of this claim the Defendant is now and for the future specifically aware of the '919 patent and the Claimant's contentions that the Defendant's Controllers infringe it.

7. The Defendant's Controllers complained of also comprise means relating to an essential element of the inventions of claims 1, 17, 23 and 27 of the '919 Patent. Further, at all material times the Defendant knew that the said means were suitable for putting and were intended to put the invention into effect in the United Kingdom. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

PARTICULARS OF KNOWLEDGE

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the fact that the Defendant is very familiar with its own products and how they work. In the premises, it knows that its Controllers complained of are suitable for putting the claimed methods, communications systems and network elements into effect and that they are intended by their end users to do the same.

European Patent (UK) No.1 166 589

8. Prior to the issue of the proceedings herein, and subsequent to the date of the publication of the European Patent (UK) 1 166 589 ("**'589 Patent**"), the Defendants have infringed and threaten to infringe the '589 Patent, by doing and/or threatening to do the following acts in the United Kingdom whilst the '589 Patent is in force without the consent of the Claimant, that is to say:

a. disposing of; offering to dispose of; using; importing; and/or keeping in the United Kingdom (whether for disposal or otherwise) a synchronous GSM communication system as claimed in at least claim 9 of the '589 Patent.

b. further or alternatively, offering for use in the United Kingdom a method for presenting information to a mobile station that is transmitted during a common idle frame that contains a set of time slots as claimed in at least claim 1 of the '589 Patent when it knew, or

when it was obvious to a reasonable person in the circumstances, that the use of the process without the consent of the Claimant would be an infringement of the '589 Patent.

c. further or alternatively, supplying and/or offering to supply in the United Kingdom a person other than a licensee or other person entitled to work the invention with means relating to an essential element of the invention of at least claims 1 and 9 of the '589 Patent, for putting the invention into effect in the United Kingdom when it knew, or when it was obvious to a reasonable person in the circumstances, that those means were suitable for putting, and were intended to put, the invention into effect in the United Kingdom.

9. In particular, the Claimant complains of the doing of the aforesaid acts by the Defendant (and/or its threat to do the said acts) in relation to ZTE Software Defined Radio ("**SDR**") Base Stations and associated infrastructure equipment which are said to support and operate in accordance with relevant GSM/UMTS standards. Without prejudice to the generality of the foregoing, and without prejudice to the fact that the Claimant's complaint extends to all base stations and associated infrastructure equipment that operate in accordance with said standard(s), the Claimant complains of the offering to dispose and/or supply via the Defendant's website www.zteuk.co.uk (and the subsequent disposal and/or supply) of

a. ZTE SDR Outdoor Macro Base Stations, such as the ZXSDR BS8900[4]

b. ZTE SDR Indoor Macro Base Stations such as the ZXSDR BS8800 [5]

c. ZTE SDR Distributed Macro Base Stations such as the ZXSDR BS8700[6]

d. ZTE SDR Outdoor Micro Base Stations such as the ZXSDR BS8906[7]

---

[4] http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/products/wireless/gsm_umts/201010/t20101029_193961.html

[5] http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/products/wireless/gsm_umts/201010/t20101029_193960.html

[6] http://www.zteuk.co.uk/about/zte_corporation/responsible_business/products/
See also http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/products/wireless/gsm_umts/201010/t20101029_193959.html

[7] http://www.zteuk.co.uk/infrastructure/ (offers via the UK website are made by direct hyperlink to ZTE product pages hosted on the related China site) at http://wwwen.zte.com.cn/en/products/wireless/gsm_umts/201010/t20101029_193958.html

10. The Claimant infers that prior to carrying out the above acts in relation to its SDR base stations and associated infrastructure equipment, the Defendant imported the same into the United Kingdom, kept and used them or is threatening to do the same.

11. The said SDR base stations and associated infrastructure equipment are capable of performing the method of at least claim 1 of the '589 Patent. Accordingly, by offering to dispose of and offering to supply the said base station controllers and associated infrastructure equipment, the Defendant is offering for use the process of at least claim 1. Further, at all material times, the Defendant knew that the use of the process without the consent of the Claimant would be an infringement of the '589 Patent. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

<u>PARTICULARS OF KNOWLEDGE</u>

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the following facts and matters:

(a) The Defendant, as a company involved in the importation and marketing of telecommunications network equipment (and as part of a group involved in the manufacture of such equipment), would have been aware (or ought to have been aware) how the telecommunications network equipment sold by it worked.

(b) Further, the telecommunications network equipment field is one in which it is well known that a large number of patents exists and those companies such as the Defendant and the other companies in its group ought to, and do, as a matter of good business practice, monitor and consult the register of granted patents and published patent applications and in doing so would have identified the '589 Patent as being relevant to their telecommunications network equipment.

(c) In any event, upon service of this claim the Defendant is now and for the future specifically aware of the '589 patent and the Claimant's contentions that the Defendant's SDR base stations infringe it.

12. The Defendant's SDR base stations and associated infrastructure equipment comprise means relating to an essential element of the inventions of at least claims 1 and 9 of the '589 Patent. Further, at all material times the Defendant knew that the said means were suitable for putting and were intended to put

the invention of those claims into effect in the United Kingdom. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

PARTICULARS OF KNOWLEDGE

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the fact that the Defendant is very familiar with its own products and how they work. In the premises, it knows that its SDR base stations complained of are suitable for putting the claimed methods and systems into effect and that they are intended by their end users to do the same.

European Patent (UK) 1 808 029

13. Prior to the issue of the proceedings herein, and subsequent to the date of the publication of the European Patent (UK) 1 808 029 ("**'029 Patent**"), the Defendant has infringed and threaten to infringe the '029 Patent, by doing and/or threatening to do the following acts in the United Kingdom whilst the '029 Patent is in force without the consent of the Claimant, that is to say:

    a. disposing of; offering to dispose of; using; importing; and/or keeping in the United Kingdom (whether for disposal or otherwise) (i) a module provided for a mobile terminal as claimed in claim 18 of the '029 Patent (ii) a mobile terminal enabled for initiation of an inter-system handover within a communications network as claimed in at least claim 19 (iii) a network entity enabled for triggering an inter-system handover within a communications network as claimed in at least claim 23.

    b. further or alternatively, offering for use in the United Kingdom a method for inter-system handover of a mobile terminal as claimed in at least claims 1 and 14 of the '029 Patent when it knew, or when it was obvious to a reasonable person in the circumstances, that the use of the process without the consent of the Claimant would be an infringement of the '029 Patent.

    c. further or alternatively, supplying and/or offering to supply in the United Kingdom a person other than a licensee or other person entitled to work the invention with means relating to an essential

element of the invention of at least claims 1, 14, 18, 19, 23 and 27 of the '029 Patent, for putting the invention into effect in the United Kingdom when it knew, or when it was obvious to a reasonable person in the circumstances, that those means were suitable for putting, and were intended to put, the invention into effect in the United Kingdom.

14. In particular, the Claimant complains of the Defendant's doing and/or its intent and threat to do acts referred to in paragraph 13 in relation to:

   a. ZTE Mobile Switching Center Servers and associated infrastructure equipment which are said to support and operate in accordance with relevant GSM/UMTS standards. Without prejudice to the generality of the foregoing, and without prejudice to the fact that the Claimant's complaint extends to all ZTE GSM and UMTS Mobile Switching Center Servers and associated infrastructure equipment that operate in accordance with said standard(s), the Claimant complains of the offering to dispose and supply via the Defendant's website www.zteuk.co.uk (and the subsequent disposal and/or supply) of ZTE ZXWN MSCS Mobile Switching Center Server.

   b. ZTE mobile telephone devices which are said to support and operate in accordance with relevant GSM/UMTS standards. Without prejudice to the generality of the foregoing, and without prejudice to the fact that the Claimant's complaint extends to all ZTE mobile telephone devices that operate in accordance with said standard(s), the Claimant complains of the following:

      i. The offering for disposal/supply and the subsequent disposal/supply of one ZTE "Grand X" which was subsequently sold by the "Phones 4 U" store on Oxford Street, London, on or about 25 September 2012.

      ii. The offering for disposal/supply and the subsequent disposal/supply of other ZTE phones through the Defendants' website www.zteuk.co.uk including at least the ZTE V9A, ZTE Tania, ZTE Tureis, ZTE Libra, T-Mobile Vivacity, ZTE Racer II, San Francisco II from Orange, ZTE Kis, ZTE Skate, Monte Carlo from Orange (ZTE Skate), Rio II from Orange, Atlanta from Orange, San Francisco from Orange and ZTE Racer.

15. The Claimant infers that prior to carrying out the above acts in relation to its

ZXWN MSCS Mobile Switching Center Server and associated infrastructure equipment and all its mobile telephone devices that operate in accordance with said standard(s), the Defendant imported the same into the United Kingdom and kept and used them.

16. The Defendant's ZXWN MSCS Mobile Switching Center Servers together with associated infrastructure equipment and mobile telephone devices are capable together of performing the method of at least claim 1 of the '029 Patent. Accordingly, by offering to dispose of and offering to supply the said base station controllers together with associated infrastructure equipment, the Defendant is offering for use the process of at least claims 1 and 14 of the '029 Patent. Further, at all material times, the Defendant knew that the use of the process without the consent of the Claimant would be an infringement of the '029 Patent. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

PARTICULARS OF KNOWLEDGE

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the following facts and matters:

(a) The Defendant, as a company involved in the importation and marketing of telecommunications network equipment (and as part of a group involved in the manufacture of such equipment), would have been aware (or ought to have been aware) how the telecommunications network equipment sold by it worked.

(b) Further, the telecommunications network equipment field is one in which it is well known that a large number of patents exists and those companies such as the Defendant and the other companies in its group ought to, and do, as a matter of good business practice, monitor and consult the register of granted patents and published patent applications and in doing so would have identified the '029 Patent as being relevant to their telecommunications network equipment.

(c) In any event, upon service of this claim the Defendant is now and for the future specifically aware of the '029 patent and the Claimant's contentions that the Defendant's ZXWN MSCS Mobile Switching Center Server and mobile telephone devices infringe it.

17. The Defendant's ZXWN MSCS Mobile Switching Center Server together with

associated infrastructure equipment, and all its mobile telephone devices, that operate in accordance with said standard(s) comprise means relating to an essential element of the inventions of at least claims 1, 14, 18, 19, 23 and 27 of the '029 Patent. Further, at all material times the Defendant knew that the said means were suitable for putting and were intended to put the invention of those claims into effect in the United Kingdom. Further or alternatively, the same was obvious to a reasonable person in the circumstances.

PARTICULARS OF KNOWLEDGE

Pending disclosure and/or the provision of further information by the Defendant, the Claimant will rely upon the fact that the Defendant is very familiar with its own products and how they work. In the premises, it knows that its mobile switching centers and mobile telephone devices complained of are suitable for putting the claimed methods, module, mobile terminals, network entity and communications network into effect and that they are intended by their end users to do the same.

18. The Claimant is currently unable to particularise each and every one of the Defendants' acts of infringement of each of the Patents but will seek to recover in respect of each and every such act.

THOMAS HINCHLIFFE
POWELL GILBERT LLP

STATEMENT OF TRUTH

The Claimant believes that the facts stated in these Particulars of Infringement are true.

I am authorised by the Claimant to sign this Statement.

Signed ....

Full Name Ari Laakkonen

Position **PARTNER, POWELL GILBERT LLP**

Claimant's solicitor

Served this day of October 2012 by Powell Gilbert LLP of 85 Fleet Street, London, EC4Y 1AE, solicitors for the Claimant.
Ref: VRI1.3/APL

Claim No. HC 12

IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION
PATENTS COURT

BETWEEN:

Vringo Infrastructure, Inc.

Claimant

-and-

ZTE (UK) Limited

Defendant

PARTICULARS OF INFRINGEMENT

Powell Gilbert LLP
85 Fleet Street
London
EC4Y 1AE

Tel. 020 3040 8000
Fax. 020 3040 8001
DX: 358 London/Chancery Lane
Ref: VRI1.3/APL

Solicitors for the Claimant

1002388